UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2005

The Warnaco Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-10857	95-4032739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
501 Seventh Avenue, New York, New York		10018
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 287-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On May 23, 2005, at the annual meeting of stockholders of The Warnaco Group, Inc. (the "Company"), the Company's stockholders approved The Warnaco Group, Inc. 2005 Stock Incentive Plan (the "2005 Stock Incentive Plan") for directors, executive officers and other key employees and consultants of the Company and its affiliates. The 2005 Stock Incentive Plan had been adopted by the Board of Directors of the Company on March 2, 2005 subject to approval of the Company's stockholders at the Company's annual meeting.

The 2005 Stock Incentive Plan permits the granting of incentive stock options, non-qualified stock options, restricted stock, stock awards and other stock-based awards, some of which may require the satisfaction of performance-based criteria in order to become vested or payable to participants. The Board of Directors adopted the 2005 Stock Incentive Plan to promote the interests of the Company and its stockholders by (i) attracting and retaining qualified directors, executive personnel and other key employees and consultants of the Company and its affiliates; (ii) motivating such directors, employees and consultants by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such directors, employees and consultants to participate in the long-term growth and financial success of the Company. Subject to adjustment for dividends, distributions, recapitalizations, stock splits, reverse stock splits, reorganizations, mergers, consolidations, split-ups, spin-offs, combinations, repurchases or exchanges of shares or other securities of the Company, issuances of warrants or other rights to purchase shares of common stock or other securities of the Company and other similar events, the aggregate number of shares that may be issued under the 2005 Stock Incentive Plan is 3,000,000 shares of common stock; provided, however, that only 750,000 shares of common stock may be made subject to restricted stock awards and other stock-based awards. The Compensation Committee of the Company's Board of Directors is responsible for administering the 2005 Stock Incentive Plan; provided, however, that with respect to "non-employee directors" (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934) of the Company who may become participants in the 2005 Stock Incentive Plan, certain duties shall be delegated to the Nominating and Corporate Governance Committee of the Company's Board of Directors.

A more detailed description of the terms of the 2005 Stock Incentive Plan is contained in the Company's Proxy Statement on Schedule 14A for its 2005 annual meeting filed with the Securities and Exchange Commission on April 12, 2005. A copy of the 2005 Stock Incentive Plan is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. Forms of the agreements to be used for grants of restricted stock and non-qualified stock options under the 2005 Stock Incentive Plan are attached as Exhibits 10.2 and 10.3, respectively, to this Form 8-K and are incorporated herein by reference. In addition, attached as Exhibit 10.4 to this Form 8-K and incorporated herein by reference is a form of restricted stock unit award agreement under the 2005 Stock Incentive Plan to be used for grants to Joseph R. Gromek, the Company's President and Chief Executive Officer, pursuant to Mr. Gromek's employment agreement. The descriptions of the 2005 Stock Incentive Plan are qualified in their entirety by reference to the 2005 Stock Incentive Plan.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
10.1	The Warnaco Group, Inc. 2005 Stock Incentive Plan (incorporated herein by reference to Annex A of the Company's 2005 Proxy Statement on Schedule 14A filed on April 12, 2005)
10.2	Form of Restricted Stock Award Agreement
10.3	Form of Non-Qualified Stock Option Agreement
10.4	Form of Restricted Stock Unit Award Agreement for Joseph R. Gromek

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WARNACO GROUP, INC.

Date: May 25, 2005  By:    /s/   Jay A. Galluzzo

Name: Jay A. Galluzzo Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document
10.1	The Warnaco Group, Inc. 2005 Stock Incentive Plan (incorporated herein by reference to Annex A of the Company's 2005 Proxy Statement on Schedule 14A filed on April 12, 2005)
10.2	Form of Restricted Stock Award Agreement
10.3	Form of Non-Qualified Stock Option Agreement
10.4	Form of Restricted Stock Unit Award Agreement for Joseph R. Gromek